SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 5, 2001
                Date of Report (Date of Earliest Event Reported)



                        The Singing Machine Company, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

  000-24968                                                      95-3795478
--------------                                                 ---------------
(Commission                                                     (IRS Employer
File Number)                                                    Identification
                                                                  Number)

6601 Lyons Road, Bldg. A-7
Coconut Creek, FL                                                      33073
-----------------                                                    -----------
(Address of principal executive offices)                             (Zip Code)

                                 (954) 596-1000
                                 --------------
               Registrant's telephone number, including area code



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ITEM 5.           OTHER EVENTS

         The Singing Machine Company, Inc. issued a press release today announcing that it has entered into a multi-year, domestic merchandise license agreement with MTV, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (c)      Exhibits

                  99.1 Press Release dated January 5, 2001 regarding The Singing Machine's license agreement with MTV

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             THE SINGING MACHINE COMPANY, INC.


Date: January 5, 2001                        By:  /s/ Edward Steele
                                                  --------------------------
                                                      Chief Executive Officer,
                                                      President and Director


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


                                  EXHIBIT INDEX

Exhibit

Number                     Description
------                     -----------

99.1 Press Release dated January 5, 2000 regarding The Singing Machine's license agreement with MTV


                                        3